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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports dated October 29, 2002, (except for the last paragraph of Note 5, as to which the date is November 26, 2002), included and incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements, File Nos. 2-82001 and 33-32826.

/s/ GRANT THORNTON LLP

Cleveland, Ohio
December 13, 2002

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